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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):     August 8, 1996







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     1-12084                      34-1559357
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                             identification No.)

    420 Madison Avenue
        Toledo, Ohio                                                43604
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (419) 727-2100

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ITEM 5.  OTHER INFORMATION

         Libbey desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is filing this form 8-K in order to do so.

         Libbey wishes to caution readers that the following important factors, among others, could affect Libbey's actual results and could cause Libbey's actual consolidated results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Libbey.

         Important factors potentially affecting performance include devaluations and other major currency fluctuations relative to the U.S. dollar, the inability to achieve re-engineering related savings and profit improvements at targeted levels, or within the intended time periods, inability to achieve target efficiencies at Syracuse China, significant increases in interest rates and the per unit costs of natural gas, corrugated packaging, and other purchased materials, major slowdowns in the retail, travel or entertainment industries, whether the Company completes any significant acquisition, and whether such acquisitions can operate profitably.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         LIBBEY INC.
                                         Registrant





Date:    August 9, 1996                  By:   /s/ Kenneth G. Wilkes
     --------------------------            ---------------------------
                                               Kenneth G. Wilkes
                                               Vice President, Chief Financial
                                               Officer and Treasurer
                                               (Principal Accounting Officer)

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